Exhibit 19(b)

SECTION 906 CERTIFICATION

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the Adams Street Private Equity Navigator Fund LLC (the “Fund”).

Steve Landau, President and Chief Executive Officer of the Fund, certifies that:

1.

The Fund’s report on Form N-CSR for the year ended March 31, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Fund.

By:	/s/ Steve Landau
Steve Landau
President and Chief Executive Officer

Date: June 1, 2026

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Exhibit 19(b)

SECTION 906 CERTIFICATION

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the Adams Street Private Equity Navigator Fund LLC (the “Fund”).

Shannon Carlin, Vice President, Chief Financial Officer, and Treasurer of the Fund, certifies that:

1.

The Fund’s report on Form N-CSR for the year ended March 31, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Fund.

By:	/s/ Shannon Carlin
Shannon Carlin
Vice President, Chief Financial Officer, and Treasurer

Date: June 1, 2026

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.